Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.elkhorn.com. You can also get this information at no cost by calling 1-844-355-3837 or by sending an e-mail request to info@elkhorn.com. The Fund’s prospectus and statement of additional information, both dated May 27, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

     The Elkhorn S&P 500 Capital Expenditures Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Capex Efficiency Index (the “Index”).

FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(*)	0.00%
Total Annual Fund Operating Expenses	0.29%

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

     This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until March 31, 2017, and thereafter to represent the imposition of the 12b-1 fee of an additional 0.25% per annum of the Fund’s average daily net assets. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$30	$121

(*)	Other Expenses are estimates based on the expenses the Fund expects to incur for the current fiscal year.

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account.

     These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index.

     The Index is designed to provide exposure to the constituents of the S&P 500 that have exhibited strong capital discipline in the form of efficient capital expenditures. Capital expenditures are generally considered to be expenditures made with respect to the purchase or improvement of fixed assets with the benefits of such expenditures occurring over a time horizon of greater than one year. With respect to construction of the Index, capital expenditures are defined and reported by each respective Index-eligible company in its cash flow statement as contained in the financial statements filed with the Securities and Exchange Commission. Efficiency of capital expenditures is measured through capital expenditures, captured from a company’s cash flow statements, which have resulted in increased sales.

     The Index consists of 100 securities of the S&P 500 that have exhibited high capital expenditures efficiency. In order to quality for inclusion, a company must have its most recent fiscal year capital expenditures “scaled by sales” lower than the historical three-year average. Capital expenditures scaled by sales refers to the ratio of capital expenditures to sales. Elkhorn Investments, LLC (the “Adviser”) believes that this ratio allows for a more accurate comparison of constituent companies than a comparison of their aggregate capital expenditures alone. For example, larger companies may have greater aggregate capital expenditures as compared to smaller companies; however, the amounts of such expenditures, alone, are not necessarily indicative of effectiveness with respect to sales revenue generation. Securities are ranked in the ascending order based on the ratio of current year to three-year average. The 100 stocks with the lowest ratio form the Index. If, in a future period, the eligible universe of the Index falls below 100, the Index Provider will evaluate the methodology and make adjustments to the number of constituents in the Index accordingly.

     To qualify for membership in the Index, a stock must satisfy the following criteria: (1) be a member of the S&P 500; and (2) report capital expenditures in the last four fiscal years. The Index is weighted equally and fully rebalanced four times a year, effective after the close of the third business day in January, April, July and October. The rebalancing reference date for the data used in the review is the last business day of the prior December, March, June and September, respectively. For more information on the Index, please refer to the Index Provider section later in this prospectus.

     Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

     Active Market Risk. Although the Shares are listed for trading on The NASDAQ Stock Market® LLC (“NASDAQ”), there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on NASDAQ at market prices that may be below, at or above the Fund’s net asset value.

     Equity Securities Risk. The Fund invests in equity securities. The value of the Shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

     Fluctuation of Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on NASDAQ. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

     Index Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

     Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

     New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

     Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

     Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

     Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

     The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

     As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.elkhorn.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

     Investment Adviser. Elkhorn Investments, LLC (the “Adviser”).

     Investment Committee. There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of:

•	Benjamin Fulton, Chair of the Investment Committee and Chief Executive Officer of the Adviser;

•	Graham Day, Director of the Adviser;

•	Jeff Wynsma, Director of the Adviser; and

•	Jordan Golz, Analyst of the Adviser.

    Each member of the Investment Committee has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF SHARES

     The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

     Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

TAX INFORMATION

     The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.